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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 7, 1999
                                                  ------------
                                                 (May 10, 1999)


                          WESTERN GAS RESOURCES, INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                          1-10389           84-1127613
---------------------------------       -----------     ------------------
(State or other jurisdiction of         (Commission     (I.R.S. Employer
 incorporation)                         File Number)    Identification No.)


12200 N. Pecos Street                   Denver, Colorado        80234-3439
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(Address of principal executive offices)                        (Zip Code)




                                (303) 452-5603
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              (Registrant's telephone number, including area code)




                                  No Changes
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        (Former name or former address, if changed since last report).
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The company filed a Form 8-K on May 10, 1999 regarding the sale of its wholly owned subsidiary, Western Gas Resources Storage, Inc. At the time of the Form 8-K filing, it was impractical to provide financial statements of the business disposed of and pro forma financial information. This amendment to the May 10, 1999 Form 8-K sets forth the required financial information. Historical financial statements are not required for these business dispositions.

        (a) Pro Forma Financial Information
        (b) Exhibits

The Exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 WESTERN GAS RESOURCES, INC.
                                 ---------------------------
                                 (Registrant)



Date: July 7, 1999               By: /s/ William J. Krysiak
                                    ------------------------
                                    William J. Krysiak
                                    Vice President - Finance
                                    (Principal Financial and Accounting Officer)
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                          WESTERN GAS RESOURCES, INC.
                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBIT
------                              ----------------------

99.1 Pro Forma Financial Information for the Quarter Ended March 31, 1999 and the Year Ended December 31, 1998